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                    NOTICE OF GUARANTEED DELIVERY FOR TENDER
           OF ORIGINAL 6 3/4% CONVERTIBLE SUBORDINATED NOTES DUE 2004
                                 OF ITRON, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the Letter of Transmittal (or Agent's Message in lieu thereof) and all other required documents cannot be delivered to Chase Manhattan Bank and Trust Company, National Association (the "Exchange Agent") on or prior to the Expiration Time (as defined in the Offering Circular, defined below), or (ii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- How to Tender" in the Offering Circular. In addition, in order to utilize the guaranteed delivery procedure to tender the Company's (as defined below) 6 3/4% Convertible Subordinated Notes Due 2004 (the "Original Notes") pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Notes (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent on or prior to the Expiration Time. Capitalized terms used but not defined herein have the meanings assigned to them in the Offering Circular.

     The Exchange Agent for the Exchange Offer is:

          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION

                      By Mail, Hand or Overnight Delivery:
          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION
                 c/o Chase Bank of Texas, National Association
                            Corporate Trust Services
                          1201 Main Street, 18th Floor
                                Dallas, TX 75202
                     Attention: Frank Ivins (CONFIDENTIAL)

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (214) 672-5746

                             Confirm by Telephone:
                           Frank Ivins (214) 672-5678

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Itron, Inc., a Washington corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offering Circular dated February 11, 1999 (as the same may be amended or supplemented from time to time, the "Offering Circular"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Offering Circular under the caption "The Exchange Offer -- How to Tender."

Aggregate Principal Amount
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Name(s) of Registered Holder(s):
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Amount Tendered: $
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To tender Original Notes by book-entry transfer, provide the following information:
DTC Account Number:
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Date:
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*Must be in denominations of $1,000 and in any integral multiple of $1,000 in excess thereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X
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X
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                SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY

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                         AREA CODE AND TELEPHONE NUMBER

Must be signed by the holder(s) of the Original Notes as their name(s) appear(s) on the register of holders of Original Notes maintained by the Trustee or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. Please print name(s) and address(es)

(Name(s):
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Capacity:
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Address(es):
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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

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     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program, hereby guarantees to deliver to the Exchange Agent, at its address set forth above, confirmation of the book-entry transfer of the Original Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Offering Circular, together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must communicate the guarantee and deliver the Letter(s) of Transmittal (or Agent's Message in lieu thereof) to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                             (PLEASE TYPE OR PRINT)

Name of Firm:
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                                                    AUTHORIZED SIGNATURE

Address:                                            Title:
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                                                    Dated:
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             ZIP CODE

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    AREA CODE AND TELEPHONE NO.

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